UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2010

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Yearend

On April 27, 2010, the Board of Directors (the “Board”) adopted two amendments to the Company’s bylaws (the “By-laws”), which deal with proxies (the “Amendments”). The first amendment allows electronic means of authorizing a proxy. The second amendment eliminates the prohibition on officers and employees serving as proxies at shareholder meetings. Accordingly, Article II, Section 10 (a) has been amended to reflect the greater authority for proxy voting under Section 609 of the New York Business Corporation Act; and Section 10 (g) of Article II which prohibited officers and employees from serving as proxies, has been deleted in its entirety. The Amendments were effective upon adoption by the Board.

The foregoing descriptions of the Amendments are qualified in their entirety by reference to the full test of the By-laws, as amended and restated and filed as Exhibit 3 (ii) attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
3 (ii)	Amended and Restated Bylaws of Hudson Valley Holding Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

April 28, 2010	By:	/s/ Stephen R. Brown

Name: Stephen R. Brown
Title: Senior Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

3.(ii)	Amended and Restated Bylaws of Hudson Valley Holding Corp.